UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________
FORM 8-K
__________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 15, 2015
__________________
THE HOME DEPOT, INC.
(Exact Name of Registrant as Specified in Charter)
 __________________

Delaware	1-8207	95-3261426
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2455 Paces Ferry Road, N.W., Atlanta, Georgia 30339
(Address of Principal Executive Offices) (Zip Code)
(770) 433-8211
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
  __________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On September 15, 2015, The Home Depot, Inc. (the “Company”) completed a public offering of $500,000,000 aggregate principal amount of its Floating Rate Notes due September 15, 2017 and $1,000,000,000 aggregate principal amount of its 3.35% Notes due September 15, 2025 (collectively, the “Notes”). The offering of the Notes was made pursuant to the Company’s shelf registration statement on Form S-3 (Registration No. 333-260550) filed with the Securities and Exchange Commission (the “SEC”) on August 25, 2015, including a related prospectus and prospectus supplement filed with the SEC on August 25, 2015 and September 9, 2015, respectively.

The Notes were issued under an Indenture dated as of August 24, 2012 (the “Indenture”) between the Company and Deutsche Bank Trust Company Americas, as Trustee.

The foregoing summary is qualified by reference to the Indenture and the respective forms of global note for the offering, which are filed as exhibits to this Current Report on Form 8-K and are incorporated by reference herein and in the above-referenced shelf registration statement.

Item 9.01.	Financial Statements and Exhibits.

The documents included as exhibits to this report are filed solely to provide information about their terms, are not intended to provide any factual or other information about the Company or the other parties to the agreements, and should not be relied upon by investors for any other purpose.
(d)    Exhibits

Exhibit	Description
4.1
Indenture dated as of August 24, 2012 between the Company and Deutsche Bank Trust Company Americas, as Trustee - incorporated herein by reference to Exhibit 4.3 to the Company’s Registration Statement on Form S-3 (Registration No. 333-183621).

4.2	Form of Floating Rate Notes due September 15, 2017.

4.3	Form of 3.35% Notes due September 15, 2025.

5.1	Opinion of Alston & Bird LLP.

23.1	Consent of Alston & Bird LLP (included in Exhibit 5.1).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE HOME DEPOT, INC.

Date: September 15, 2015	By:	/s/ Carol B. Tomé
	Name:	Carol B. Tomé
	Title:	Chief Financial Officer and Executive Vice President – Corporate Services

EXHIBIT INDEX

Exhibit	Description
4.1
Indenture dated as of August 24, 2012 between the Company and Deutsche Bank Trust Company Americas, as Trustee - incorporated herein by reference to Exhibit 4.3 to the Company’s Registration Statement on Form S-3 (Registration No. 333-183621).

4.2	Form of Floating Rate Notes due September 15, 2017.

4.3	Form of 3.35% Notes due September 15, 2025.

5.1	Opinion of Alston & Bird LLP.

23.1	Consent of Alston & Bird LLP (included in Exhibit 5.1).

4